BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Government Money Market V.I. Fund

(the “Fund”)

Supplement dated May 11, 2016

to the Prospectus of the Fund,

dated May 1, 2016

The Fund’s Prospectus is amended as follows:

The fee and expense table in the section entitled “Fund Overview — Key Facts About BlackRock Government Money Market V.I. Fund — Fees and Expenses of the Fund” in the Prospectus is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any Shareholder Fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.61%
Fee Waivers and/or Expense Reimbursements[1]	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.30%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.30% (for Class I Shares) of average daily net assets through April 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-VARGMMVI-0516SUP